UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04         Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

First Community Bankshares, Inc. (the “Company”) has selected Principal Financial Group (“Principal”) as the Third Party Administrator for the First Community Bankshares, Inc. Employee Stock Ownership and Savings Plan (the “Plan”). On October 31, 2022, the Plan participants received notice that, as part of the transition to Principal’s platform, the participants’ accounts must be converted from the American Trust platform to the Principal platform. The conversion will result in a brief period, between December 1st and approximately December 22nd, (the “Transition”), when the participants will not have access to their assets. As a result of the Transition, participants in the Plan were notified that they will be temporarily unable to direct or diversify the investment of assets in their Plan accounts beginning on December 1st and ending on approximately December 22, 2022 (the “Blackout Period”).

On December 1, 2022, the Company transmitted a notice dated November 30, 2022, (the “Notice”) to its directors and executive officers informing them of the Blackout Period regarding the Plan. The Notice also informed the directors and executive officers that during the Blackout Period, directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any Company equity securities or certain derivative securities previously acquired in connection with their service as a director or executive officer, unless exempt under Regulation BTR of the Securities Exchange Act of 1934.

              For additional information or if you have any questions regarding the Blackout Period please contact Sarah W. Harmon, Chief Administrative Officer, General Counsel, and Secretary at (276) 326-9000, or in writing at P. O. Box 989, Bluefield, VA, 24605.

              The Notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d)	The following exhibit is included with this report:

	Exhibit No.	Exhibit Description

	99.1	Important Notice of Blackout Period to Directors and Executive Officers of First Community Bankshares, Inc.
	104	Cover-Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	December 1, 2022	By:	/s/ William P. Stafford II

William P. Stafford II
Chairman & Chief Executive Officer